MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE SELECT VALUE FUND

Ticker MVEIX

SUPPLEMENT

Dated: September 20, 2019

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This Supplement updates certain information in the Prospectus, dated December 21, 2018, as supplemented, (the “Prospectus”), for the Monteagle Value Fund and the Monteagle Select Value Fund (collectively, the “Funds”), each a series of the Monteagle Funds (“Trust”), and the Statement of Additional Information, dated December 21, 2018, as supplemented, (the “SAI”), for the Funds as described below. For more information or to obtain a copy of the Prospectus and/or SAI free of charge, please contact the Funds at (888) 263-5593. You may also obtain a copy of the Prospectus and/or SAI free of charge on the Funds’ website at www.monteaglefunds.com or by writing the Funds at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

FUND REORGANIZATION

The Board of Trustees began discussions regarding the Reorganization of the Target Fund into the Destination Fund at its May 14, 2019 meeting.  At their July 30, 2019 meeting, the Board, after careful consideration, determined the Reorganization to be in the best interests of both the Target Fund and the Destination Fund and that the shareholders of either fund would not be diluted as a result of the Reorganization. Thereafter, the Monteagle Fund sought the approval of the shareholders of the Target Fund for the Reorganization.

At a shareholder meeting on August 29, 2019, shareholders of the Monteagle Value Fund (the “Target Fund”), a series of the Trust, approved an Agreement and Plan of Reorganization and Termination with respect to the Target Fund (the “Agreement”), providing for the reorganization (the “Reorganization”) of the Target Fund into the Monteagle Select Value Fund (the “Fund”), a series of the Trust. Pursuant to the Agreement and the approval of Target Fund’s shareholders, the Target Fund has been reorganized into the Fund, effective as of close of business on August 29, 2019 (the “Closing”). At the Closing, each shareholder of the Target Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Target Fund shares at the time of the Closing. Following the Reorganization, the Target Fund ceased operations as a separate series of the Trust. Shareholders of the Target Fund that were enrolled in an automatic investment plan continued to be enrolled in such program with respect to the Fund following the Closing (i.e., after the closing such shareholders acquired additional shares of the Fund pursuant to the automatic investment plan).

In approving the Reorganization, the Monteagle Funds’ Board of Trustees considered, among other things, (i) the similarities between the Funds’ investment objectives and strategies, (ii) the larger combined asset base, resulting from the Reorganization will offer greater operating efficiencies (e.g., certain fixed costs, such as compliance expenses, trustee fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Destination Fund) and economies of scale and eliminating redundancies in the Monteagle Funds product line, and (iii) the management fee of the Fund following the Reorganization will be identical to the current management fee of the Target Fund.  While the Target Fund shareholders approved the Reorganization, it is anticipated that a portion of its holdings in the Fund will be redeemed periodically. Accordingly,  the actual tax consequences will vary depending upon the specific security(ies) being sold, the Fund’s other gains and losses, and its ability to use any available tax loss carryforwards.

The following changes are made to the Prospectus and the SAI as of the Closing:

•	All references to the Target Fund are deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE